Fair Value Measurements	12 Months Ended
Dec. 31, 2024
EPB 005 [Member]
Employee Benefit Plan, Investment, Fair Value and NAV [Line Items]
Fair Value Measurements	Note 3 - Fair Value Measurements

The framework that the authoritative guidance establishes for measuring fair value includes a hierarchy used to classify the valuation inputs used in measuring fair value. The hierarchy prioritizes the inputs used in determining valuations into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

•Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Plan for identical assets. These generally provide the most reliable evidence and are used to measure fair value whenever available.

•Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable either directly or indirectly for substantially the full term of the asset through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets or liabilities, quoted market prices in inactive markets for identical or similar assets, and other observable inputs.

•Level 3 - Fair value is based on significant unobservable inputs. Examples of valuation methodologies that would result in Level 3 classification include option pricing models, discounted cash flows, and similar techniques.

The following is a description of the valuation methodologies used for assets measured at fair value. There have been no changes in the valuation techniques used to measure fair value for the years ended December 31, 2024 and 2023.

•Essential Utilities, Inc. common stock is valued at the closing price reported on the active market on which the stock is traded.

•Mutual funds are valued at the daily closing price as reported by the fund. Mutual funds held by the Plan are open-end mutual funds that are registered with the U.S. Securities and Exchange Commission. These funds are required to publish their daily Net Asset Value

(“NAV”) and to transact at that price. The mutual funds held by the Plan are deemed to be actively traded.

•The Stable Value Common Trust Fund (the “Trust”) is comprised primarily of investment contracts that are valued at the NAV of units of the Trust. The NAV is used as a practical expedient to estimate fair value. This practical expedient would not be used if it is determined to be probable that the fund will sell the investment for an amount different from the reported NAV. Participant transactions (purchases and sales) may occur daily.

The following table sets forth by level, within the fair value hierarchy, the Plan’s assets at fair value:

	Level 1
	December 31, 2024	December 31, 2023

Mutual funds	$546,520,034	$472,962,759
Essential Utilities, Inc. common stock	39,798,740	44,881,156

Investments Measured Using NAV per Share Practical Expedient

The following table summarizes investments for which fair value is measured using the NAV per share practical expedient as of December 31, 2024 and 2023, respectively. There are no participant redemption restrictions for these investments; the redemption notice period is applicable only to the Plan.

	2024	2023	Unfunded	Redemption Frequency (if	Redemption
	Fair Value	Fair Value	Commitment	currently eligible)	Notice Period

Common Trust Fund	$20,985,706	$26,839,344	$-	Daily	12 or 30 months